Federated Project and Trade Finance Tender Fund

SUPPLEMENT TO CURRENT PROSPECTUS DATED DECEMBER 7, 2016
The purpose of this supplement is to update certain information contained in the Prospectus for Federated Project and Trade Finance Tender Fund (“Fund”) regarding a voluntary fee waiver for the Fund. Terms used but not defined herein shall have the meanings ascribed to them in the Prospectus.
1. The Prospectus is hereby supplemented by deleting the following language under the section entitled “INVESTMENT ADVISORY AGREEMENT”:
“The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Summary of Fund Expenses” table found in this Prospectus.”
2. The Prospectus is hereby supplemented by adding the following language under the section entitled “INVESTMENT ADVISORY AGREEMENT”:
“Effective from January 31, 2017 through April 30, 2017, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, proxy-related expenses, premiums for risk insurance policies on portfolio securities and certain legal fees related to specific investments paid by the Fund, if any) paid by the Fund's Shares (after the waivers and/or reimbursements) will not exceed 0.34%. This voluntary waiver amount includes the pre-existing “Fee Limit” as described in the footnote to the “Summary of Fund Expenses” table found in this Prospectus.”
January 13, 2017
Federated Project and Trade Finance Tender Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453616 (1/17)
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